Exhibit 21.1

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
1. Airport Hotels LLC	Delaware
2. Ameliatel, a Florida GP	Florida
3. Atlanta II Limited Partnership	Delaware
4. Beachfront Properties, Inc.	Virgin Islands
5. Benjamin Franklin Hotel, Inc.	Washington
6. Braintree TPP LLC	Delaware
7. Brookfield TPP LLC	Delaware
8. BRE/Swiss L.L.C.	Delaware
9. Calgary Charlotte Holdings Company	Nova Scotia
10. Calgary Charlotte Partnership	Alberta, CN
11. CB Realty Sales, Inc.	Delaware
12. CCC CMBS Corporation	Delaware
13. CCES Chicago LLC	Delaware
14. CCFH Maui LLC	Delaware
15. CCFS Atlanta LLC	Delaware
16. CCFS Philadelphia LLC	Delaware
17. CCHH Atlanta LLC	Delaware
18. CCHH Burlingame LLC	Delaware
19. CCHH Cambridge LLC	Delaware
20. CCHH Capitol Hill LLC	Delaware
21. CCHH Host Capitol Hill LLC	Delaware
22. CCHH Maui LLC	Delaware
23. CCHH Reston LLC	Delaware
24. CCHI Singer Island LLC	Delaware
25. CCMH Atlanta Marquis LLC	Delaware
26. CCMH Atlanta Suites LLC	Delaware
27. CCMH Charlotte LLC	Delaware
28. CCMH Chicago CY LLC	Delaware
29. CCMH Copley LLC	Delaware
30. CCMH Coronado LLC	Delaware
31. CCMH Costa Mesa Suites LLC	Delaware
32. CCMH DC LLC	Delaware
33. CCMH Deerfield Suites LLC	Delaware
34. CCMH Denver SE LLC	Delaware
35. CCMH Denver Tech LLC	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
36. CCMH Denver West LLC	Delaware
37. CCMH Diversified LLC	Delaware
38. CCMH Downer’s Grove Suites LLC	Delaware
39. CCMH Dulles AP LLC	Delaware
40. CCMH Dulles Suites LLC	Delaware
41. CCMH Fin Center LLC	Delaware
42. CCMH Fisherman’s Wharf LLC	Delaware
43. CCMH Ft. Lauderdale LLC	Delaware
44. CCMH Gaithersburg LLC	Delaware
45. CCMH Hanover LLC	Delaware
46. CCMH Houston AP LLC	Delaware
47. CCMH Houston Galleria LLC	Delaware
48. CCMH IHP LLC	Delaware
49. CCMH Kansas City AP LLC	Delaware
50. CCMH Key Bridge LLC	Delaware
51. CCMH Lenox LLC	Delaware
52. CCMH Manhattan Beach LLC	Delaware
53. CCMH Marina LLC	Delaware
54. CCMH McDowell LLC	Delaware
55. CCMH Memphis LLC	Delaware
56. CCMH Metro Center LLC	Delaware
57. CCMH Miami AP LLC	Delaware
58. CCMH Minneapolis LLC	Delaware
59. CCMH Moscone LLC	Delaware
60. CCMH Nashua LLC	Delaware
61. CCMH Newark LLC	Delaware
62. CCMH Newport Beach LLC	Delaware
63. CCMH Newport Beach Suites LLC	Delaware
64. CCMH Newton LLC	Delaware
65. CCMH O’Hare AP LLC	Delaware
66. CCMH O’Hare Suites LLC	Delaware
67. CCMH Orlando LLC	Delaware
68. CCMH Palm Desert LLC	Delaware
69. CCMH Park Ridge LLC	Delaware
70. CCMH Pentagon RI LLC	Delaware
71. CCMH Perimeter LLC	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
72. CCMH Philadelphia AP LLC	Delaware
73. CCMH Philadelphia Mkt. LLC	Delaware
74. CCMH Portland LLC	Delaware
75. CCMH Potomac LLC	Delaware
76. CCMH Properties II LLC	Delaware
77. CCMH Quorum LLC	Delaware
78. CCMH Raleigh LLC	Delaware
79. CCMH Riverwalk LLC	Delaware
80. CCMH Rocky Hill LLC	Delaware
81. CCMH San Diego LLC	Delaware
82. CCMH San Fran AP LLC	Delaware
83. CCMH Santa Clara LLC	Delaware
84. CCMH Scottsdale Suites LLC	Delaware
85. CCMH South Bend LLC	Delaware
86. CCMH Tampa AP LLC	Delaware
87. CCMH Tampa Waterside LLC	Delaware
88. CCMH Times Square LLC	Delaware
89. CCMH Westfields LLC	Delaware
90. CCRC Amelia Island LLC	Delaware
91. CCRC Atlanta LLC	Delaware
92. CCRC Buckhead/Naples LLC	Delaware
93. CCRC Dearborn LLC	Delaware
94. CCRC Marina LLC	Delaware
95. CCRC Naples Golf LLC	Delaware
96. CCRC Phoenix LLC	Delaware
97. CCRC San Francisco LLC	Delaware
98. CCRC Tysons LLC	Delaware
99. CCSH Atlanta LLC	Delaware
100. CCSH Boston LLC	Delaware
101. CCSH Chicago LLC	Delaware
102. CCSH New York LLC	Delaware
103. Chesapeake Hotel Limited Partnership	Delaware
104. City Center Hotel Limited Partnership	Minnesota
105. Cincinnati Plaza LLC	Delaware
106. CLDH Meadowvale, Inc.	Ontario
107. CLMH Airport, Inc.	Ontario

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
108. CLMH Calgary, Inc.	Ontario
109. CLMH Eaton Centre, Inc.	Ontario
110. Davis Realty LLC	Delaware
111. DS Hotel LLC	Delaware
112. Durbin LLC	Delaware
113. East Side Hotel Associates, L.P.	Delaware
114. Elcrissa S.A. de C.V.	Mexico
115. Euro JV Manager LLC	Delaware
116. Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
117. Fernwood Atlanta Corporation	Delaware
118. Fernwood Hotel Assets, inc.	Delaware
119. Fernwood Hotel LLC	Delaware
120. G.L. Insurance Corporation	Hawaii
121. Harbor-Cal S.D. Partnership	California
122. HMA Realty Limited Partnership	Delaware
123. HMA-GP LLC	Delaware
124. HMC Airport, Inc.	Delaware
125. HMC Amelia I LLC	Delaware
126. HMC Amelia II LLC	Delaware
127. HMC AP Canada Company	Nova Scotia
128. HMC AP GP LLC	Delaware
129. HMC AP LP	Delaware
130. HMC Atlanta LLC	Delaware
131. HMC BCR Holdings LLC	Delaware
132. HMC BN Corporation	Delaware
133. HMC Burlingame Hotel LLC	Delaware
134. HMC Burlingame II LLC	Delaware
135. HMC Burlingame LLC	Delaware
136. HMC Cambridge LLC	Delaware
137. HMC Capital LLC	Delaware
138. HMC Capital Resources LLC	Delaware
139. HMC Capitol Hill LLC	Delaware
140. HMC Charlotte (Calgary) Company	Nova Scotia
141. HMC Charlotte GP LLC	Delaware
142. HMC Charlotte LP	Delaware
143. HMC Chicago Lakefront LLC	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
144. HMC Chicago LLC	Delaware
145. HMC Copley LLC	Delaware
146. HMC Desert LLC	Delaware
147. HMC Diversified American Hotels, L.P.	Delaware
148. HMC Diversified LLC	Delaware
149. HMC Drake LLC	Delaware
150. HMC DSM LLC	Delaware
151. HMC East Side II LLC	Delaware
152. HMC East Side LLC	Delaware
153. HMC Gateway LLC	Delaware
154. HMC Georgia LLC	Delaware
155. HMC Grace (Calgary) Company	Nova Scotia
156. HMC Grand LLC	Delaware
157. HMC Hanover LLC	Delaware
158. HMC Hartford LLC	Delaware
159. HMC Headhouse Funding LLC	Delaware
160. HMC Host Restaurants LLC	Delaware
161. HMC Hotel Development LLC	Delaware
162. HMC Hotel Properties II Limited Partnership	Delaware
163. HMC Hotel Properties Limited Partnership	Delaware
164. HMC HPP LLC	Delaware
165. HMC HT LLC	Delaware
166. HMC IHP Holdings LLC	Delaware
167. HMC JWDC GP LLC	Delaware
168. HMC JWDC LLC	Delaware
169. HMC Kea Lani LLC	Delaware
170. HMC Lenox LLC	Delaware
171. HMC Manhattan Beach LLC	Delaware
172. HMC Market Street LLC	Delaware
173. HMC Maui LLC	Delaware
174. HMC McDowell LLC	Delaware
175. HMC McDowell Mountains LLC	Delaware
176. HMC Mexpark LLC	Delaware
177. HMC MHP II LLC	Delaware
178. HMC Naples Golf, Inc.	Delaware
179. HMC NGL LLC	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
180. HMC O’Hare Suites Ground LLC	Delaware
181. HMC OLS I LLC	Delaware
182. HMC OLS I LP	Delaware
183. HMC OLS II LP	Delaware
184. HMC OP BN LLC	Delaware
185. HMC Pacific Gateway LLC	Delaware
186. HMC Palm Desert LLC	Delaware
187. HMC Park Ridge II LLC	Delaware
188. HMC Park Ridge LLC	Delaware
189. HMC Park Ridge LP	Delaware
190. HMC Partnership Properties LLC	Delaware
191. HMC PLP LLC	Delaware
192. HMC Polanco LLC	Delaware
193. HMC Potomac LLC	Delaware
194. HMC Properties I LLC	Delaware
195. HMC Properties II LLC	Delaware
196. HMC Property Leasing LLC	Delaware
197. HMC Reston LLC	Delaware
198. HMC Retirement Properties, L.P.	Delaware
199. HMC SBM Two LLC	Delaware
200. HMC Seattle LLC	Delaware
201. HMC SFO LLC	Delaware
202. HMC Suites Limited Partnership	Delaware
203. HMC Suites LLC	Delaware
204. HMC Swiss Holdings LLC	Delaware
205. HMC Times Square Hotel LLC	Delaware
206. HMC Times Square Partner LLC	Delaware
207. HMC Toronto Air Company	Nova Scotia
208. HMC Toronto Airport GP LLC	Delaware
209. HMC Toronto Airport LP	Delaware
210. HMC Toronto EC Company	Nova Scotia
211. HMC Toronto EC GP LLC	Delaware
212. HMC Toronto EC LP	Delaware
213. HMC Waterford LLC	Delaware
214. HMC/Interstate Manhattan Beach, L.P.	Delaware
215. HMC/Interstate Waterford, L.P.	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
216. HMC/RGI Hartford, L.P.	Delaware
217. HMH General Partner Holdings LLC	Delaware
218. HMH HPT CBM LLC	Delaware
219. HMH HPT RIBM LLC	Delaware
220. HMH Marina LLC	Delaware
221. HMH Norfolk LLC	Delaware
222. HMH Norfolk, L.P.	Delaware
223. HMH Pentagon LLC	Delaware
224. HMH Realty Company, Inc.	Delaware
225. HMH Restaurants LLC	Delaware
226. HMH Rivers L.P.	Delaware
227. HMH Rivers LLC	Delaware
228. HMH WTC LLC	Delaware
229. HMT Lessee Sub (Atlanta) LLC	Delaware
230. HMT Lessee Sub (Palm Desert) LLC	Delaware
231. HMT Lessee Sub (Properties II) LLC	Delaware
232. HMT Lessee Sub (Santa Clara) LLC	Delaware
233. HMT Lessee Sub (SDM Hotel) LLC	Delaware
234. HMT Lessee Sub I LLC	Delaware
235. HMT Lessee Sub II LLC	Delaware
236. HMT Lessee Sub III LLC	Delaware
237. HMT Lessee Sub IV LLC	Delaware
238. HMT SPE (Atlanta) Corporation	Delaware
239. HMT SPE (Palm Desert) Corporation	Delaware
240. HMT SPE (Properties II) Corporation	Delaware
241. HMT SPE (Santa Clara) Corporation	Delaware
242. Hopewell Associates, L.P.	Georgia
243. Host SH Boston Corporation	Massachusetts
244. Host CAD Business Trust	Maryland
245. Host CLD Business Trust	Maryland
246. Host CLP LLC	Delaware
247. Host California Corporation	Delaware
248. Host Cincinnati Hotel LLC	Delaware
249. Host Cincinnati II LLC	Delaware
250. Host Capitol Hill LLC	Delaware
251. Host DSM Limited Partnership	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
252. Host Dallas Quorum Ground LLC	Delaware
253. Host Denver Hotel Company	Delaware
254. Host Denver LLC	Delaware
255. Host Euro Business Trust	Maryland
256. Host FJD Business Trust	Maryland
257. Host Financing LLC	Delaware
258. Host Fourth Avenue LLC	Delaware
259. Host Hanover Limited Partnership	Delaware
260. Host Harbor Island Corporation	Delaware
261. Host Hotels & Resorts, L.P.	Delaware
262. Host Houston Briar Oaks, L.P.	Delaware
263. Host Indianapolis Hotel LLC	Delaware
264. Host Indianapolis Hotel Member LLC	Delaware
265. Host Indianapolis I LLC	Delaware
266. Host Indianapolis LLC	Indiana
267. Host Kierland LLC	Delaware
268. Host La Jolla LLC	Delaware
269. Host Los Angeles LLC	Delaware
270. Host Mission Hills LLC	Delaware
271. Host Mission Hills II LLC	Delaware
272. Host Mission Hills Hotel LLC	Delaware
273. Host Needham LLC	Delaware
274. Host Needham II LLC	Delaware
275. Host Needham Hotel LLC	Delaware
276. Host of Boston, Ltd.	Massachusetts
277. Host of Houston 1979	Texas
278. Host of Houston Ltd.	Texas
279. Host Park Ridge LLC	Delaware
280. Host PLN Business Trust	Maryland
281. Host Realty LLC	Delaware
282. Host Realty Company LLC	Delaware
283. Host Realty Hotel LLC	Delaware
284. Host Realty Partnership, L.P.	Delaware
285. Host San Diego Hotel LLC	Delaware
286. Host Tucson LLC	Delaware
287. Host UK Business Trust	Maryland

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
288. Host Waltham LLC	Delaware
289. Host Waltham II LLC	Delaware
290. Host Waltham Hotel LLC	Delaware
291. Hot Shoppes, Inc.	Delaware
292. Houston TPP LLC	Delaware
293. HST GP LAX LLC	Delaware
294. HST GP Mission Hills LLC	Delaware
295. HST GP San Diego LLC	Delaware
296. HST GP SR Houston LLC	Delaware
297. HST GP South Coast LLC	Delaware
298. HST I LLC	Delaware
299. HST II LLC	Delaware
300. HST III LLC	Delaware
301. HST Kierland LLC	Delaware
302. HST Lessee Boston LLC	Delaware
303. HST Lessee Cincinnati LLC	Delaware
304. HST Lessee CMBS LLC	Delaware
305. HST Lessee Denver LLC	Delaware
306. HST Lessee Indianapolis LLC	Delaware
307. HST Lessee Keystone LLC	Delaware
308. HST Lessee LAX LP	Delaware
309. HST Lessee Mission Hills LP	Delaware
310. HST Lessee Needham LLC	Delaware
311. HST Lessee San Diego LP	Delaware
312. HST Lessee SLT LLC	Delaware
313. HST Lessee SNYT LLC	Delaware
314. HST Lessee South Coast LP	Delaware
315. HST Lessee SR Houston LLC	Delaware
316. HST Lessee Tucson LLC	Delaware
317. HST Lessee Waltham LLC	Delaware
318. HST Lessee West Seattle LLC	Delaware
319. HST Lessee WNY LLC	Delaware
320. HST Lessee WSeattle LLC	Delaware
321. HST LT LLC	Delaware
322. HST RHP LLC	Delaware
323. HTKG Development Associates Management Corporation	California

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
324. IHP Holdings Partnership LP	Pennsylvania
325. Indianapolis TPP LLC	Delaware
326. Ivy Street Hopewell LLC	Delaware
327. Ivy Street Hotel Limited Partnership	Georgia
328. Ivy Street LLC	Delaware
329. JWDC Limited Partnership	Delaware
330. Los Angeles TPP LLC	Delaware
331. Market Street Host LLC	Delaware
332. Marriott Mexico City Partnership, G.P.	Delaware
333. MDSM Finance LLC	Delaware
334. Mission Hills TPP LLC	Delaware
335. Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
336. New Market Street LP	Delaware
337. Needham TPP LLC	Delaware
338. Pacific Gateway, Ltd.	California
339. Philadelphia Airport Hotel Limited Partnership	Pennsylvania
340. Philadelphia Airport Hotel LLC	Delaware
341. Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
342. Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
343. PM Financial LLC	Delaware
344. PM Financial LP	Delaware
345. Potomac Hotel Limited Partnership	Delaware
346. PRM LLC	Delaware
347. Providence TPP LLC	Delaware
348. RHP Foreign Lessee LLC	Delaware
349. RHP Polish One LLC	Delaware
350. Rockledge CBM Investor I, Inc.	Delaware
351. Rockledge CBM Investor II LLC	Delaware
352. Rockledge CBM One Corporation	Delaware
353. Rockledge Hanover LLC	Delaware
354. Rockledge HMC BN LLC	Delaware
355. Rockledge HMT LLC	Delaware
356. Rockledge Hotel LLC	Delaware
357. Rockledge Hotel Properties, Inc.	Delaware
358. Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
359. Rockledge Manhattan Beach LLC	Delaware

As of June 15, 2006

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

Company Name	Place of Incorporation
360. Rockledge Minnesota LLC	Delaware
361. Rockledge NY Times Square LLC	Delaware
362. Rockledge Potomac LLC	Delaware
363. Rockledge RIBM Two Corporation	Delaware
364. Rockledge Riverwalk LLC	Delaware
365. Rockledge Square 254 LLC	Delaware
366. S.D. Hotels LLC	Delaware
367. Santa Clara HMC LLC	Delaware
368. Santa Clara Host Hotel Limited Partnership	Delaware
369. Seattle Host Hotel LLC	Delaware
370. Sheraton Holding Corporation	Nevada
371. Sheraton Warsaw Corporation	Delaware
372. SNYT LLC	Delaware
373. South Coast Host Hotel LLC	Delaware
374. Stamford TPP LLC	Delaware
375. Starlex LLC	Delaware
376. Tampa TPP LLC	Delaware
377. Timeport, L.P.	Georgia
378. Times Square GP LLC	Delaware
379. Times Square HMC Hotel, L.P.	New York
380. Times Square LLC	Delaware
381. Timewell Group, L.P.	Georgia
382. Tucson TPP LLC	Delaware
383. W&S Realty Corporation	Delaware
384. Waltham TPP LLC	Delaware
385. Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
386. YBG Associates LLC	Delaware